Q Lotus Holdings, Inc.

500 N Dearborn St.  Suite 605, Chicago, IL  60654

April 25, 2011

Southshore Real Estate Development, LLC
Four Executive Boulevard – Suite 200
Suffern, NY  10901
Attention: Josh Goldstein

Re:  Amendment to Promissory Note - Maturity Date

Dear Josh:

In accordance with my discussion with Shelly, Q Lotus Holdings, Inc. and Southshore Real Estate Development, LLC hereby agree to amend the Promissory Note dated February 23, 2011 between Q Lotus Holdings, Inc. and Southshore Real Estate Development, LLC in the amount of two hundred thousand dollars ($200,000) such that, notwithstanding anything contained in the Promissory Note to the contrary, the Maturity Date is hereby extended to May 9, 2011.

Please acknowledge your acceptance of the above change by executing this amendment below.

Q Lotus Holdings, Inc.

By:	/S/ GARY ROSENBERG
Gary Rosenberg
Its:	CEO

Understood and Agreed to this 25th day of April, 2011.

Southshore Real Estate Development, LLC

By:	/S/ JOSH GOLDSTEIN
Josh Goldstein

Its: